UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 17, 2019

Intermolecular, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-35348	20-1616267
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3011 N. First Street San Jose, California		95134
(Address of Principal Executive Offices)		(Zip Code)

(408) 582-5700

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	IMI	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

At the special meeting (the “Special Meeting”) of stockholders held on July 17, 2019, the stockholders of Intermolecular, Inc. (“Intermolecular” or the “Company”) voted on the proposals set forth below. The proposals are described in detail in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on June 12, 2019. The voting results regarding each proposal, as determined by Clarelane Consulting, the Company’s Inspector of Election, are set forth below. There were 49,758,224 shares issued and outstanding on the record date for the Special Meeting and entitled to vote thereat, and 35,917,095 shares were represented in person or by proxy at the Special Meeting, which number constituted a quorum.

Proposal No. 1: Adoption of the Agreement and Plan of Merger (the “Merger Agreement”), dated May 6, 2019, by and among EMD Group Holding II, Inc., a Delaware corporation (“Parent”) and an indirect wholly owned subsidiary of Merck KGaA, Darmstadt, Germany, EMD Performance Materials Semiconductor Services Corp., a Delaware corporation and wholly owned subsidiary of Parent (“Merger Sub”) and the Company, and approval of the transactions contemplated therein. Upon the satisfaction or waiver of the conditions to the closing set forth in the Merger Agreement, Merger Sub will, at the closing, merge with and into the Company (the “Merger”), and the Company will become a wholly owned subsidiary of Parent (the “Merger Proposal”).

The Merger Proposal was approved by the requisite vote of the Company’s stockholders.

For	Against	Abstain
35,813,895	102,570	630

Proposal No. 2: Approval of any adjournment of the Special Meeting to a later date or dates, if necessary or appropriate, to solicit additional proxies if there are insufficient votes to adopt the Merger Agreement and approve the transactions contemplated therein at the time of the Special Meeting.

For	Against	Abstain
35,721,075	186,150	9,870

Adjournment of the Special Meeting was deemed not necessary or appropriate because there was a quorum present and there were sufficient proxies at the time of the Special Meeting to approve the Merger Proposal.

Proposal No. 3. Approval, by non-binding, advisory vote, of compensation that will or may become payable to the Company’s named executive officers, in connection with the Merger.

For	Against	Abstain
35,024,225	527,315	365,555

Item 8.01 Other Events.

On July 17, 2019, the Company issued a press release announcing the results of the Special Meeting held on July 17, 2019. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description of Exhibit

99.1	Press release, dated July 17, 2019

Cautionary Statement Regarding Forward Looking Statements:

This communication may contain statements that do not relate solely to historical or present facts and circumstances and which are considered forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), including statements regarding the proposed transaction involving the Company, Parent and Merck KGaA, Darmstadt, Germany (“MKDG”) and the ability of Intermolecular, Parent and MKDG to consummate the proposed transaction. These forward-looking statements generally include statements that are predictive in nature and depend upon or refer to future events or conditions, or are based on current expectations, estimates, forecasts and projections. Forward-looking statements can usually be identified by the use of terminology such as “anticipate,” “believe,” “could,” “continue,” “estimate,” “expect,” “goals,” “intend,” “likely,” “may,” “might,” “plan,” “project,” “seek,” “should,” “target,” “will,” “would,” and variations of such words and similar expressions. Such forward-looking statements include, among others, Intermolecular’s current expectations and projections relating to its financial condition, results of operations, plans, objectives, future performance and business. Actual performance or results may differ materially from those expressed in or suggested by forward-looking statements as a result of various risks, uncertainties, assumptions and other factors, including, without limitation: (i) the risk that any of the conditions to the consummation of the proposed transaction are not satisfied, including the failure to timely or at all obtain the required regulatory approvals; (ii) the risk that the occurrence of any event, change or other circumstance could give rise to the termination of the merger agreement; (iii) the effect of the announcement or pendency of the proposed transaction on Intermolecular’s business relationships, operating results and business generally and Intermolecular’s ability to hire and retain key personnel; (iv) risks related to diverting management’s attention from Intermolecular’s ongoing business operations; (v) the outcome of any legal proceeding related to the proposed transaction; (vi) unexpected costs, charges or expenses resulting from the proposed transaction; (vii) certain restrictions on Intermolecular’s conduct during the pendency of the proposed transaction that may adversely affect Intermolecular’s ability to pursue certain business opportunities or strategic transactions; (viii) legislative, regulatory and economic developments and market conditions; (ix) unpredictability and severity of catastrophic events, including, but not limited to, acts of terrorism or outbreak of war or hostilities, as well as management’s response to any of the aforementioned factors; (x) other risks to the consummation of the proposed transaction, including the risk that the proposed transaction will not be consummated within the expected time period or at all; and (xi) other risks described in Intermolecular’s filings with the Securities and Exchange Commission (“SEC”), including but not limited to (A) those described under the heading “Risk Factors” in Intermolecular’s Annual Report on Form 10-K for the fiscal year ended December 31, 2018, (B) those described under the heading “Risk Factors” in the Company’s Quarterly Report on Form 10-Q for the fiscal quarter ended March 31, 2019; (C) those described under the heading “Forward-Looking Statements” in Intermolecular’s definitive Proxy Statement filed with the SEC on June 12, 2019 and (D) the other filings made by Intermolecular with the SEC from time to time, which are available via the SEC’s website at www.sec.gov. Any forward-looking statement made in this communication speaks only as of the date on which it is made. You should not put undue reliance on any forward-looking statements. Intermolecular undertakes no obligation, and expressly disclaims any obligation, to update, alter or otherwise revise any forward-looking statement, whether written or oral, that may be made from time to time, whether as a result of new information, future developments or otherwise, except as may be required by law. If Intermolecular does update one or more forward-looking statements, no inference should be drawn that Intermolecular will make additional updates with respect to those or other forward-looking statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTERMOLECULAR, INC.

Dated: July 17, 2019	/s/ Bill Roeschlein
Name: Bill Roeschlein
Title: Chief Financial Officer